                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C.  20549

                                    FORM 8-K

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


   Date of Report (Date of earliest event reported)      December 12, 1996
                                                   -------------------------

                            DANIEL INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)


       Delaware                   1-6098                74-1547355
-------------------------      --------------      --------------------
(State or other juris-         (Commission         (IRS Employer
diction of incorporation)      File Number)        Identification (No.)


   9753 Pine Lake Drive, Houston, Texas                     77055
------------------------------------------                 ------------
(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:       (713) 467-6000
                                                   -------------------------

ITEM 2.  ACQUISITION.

         On December 12, 1996 Daniel Industries, Inc. ("Daniel") acquired Bettis Corporation ("Bettis") upon the merger of a subsidiary of Daniel with and into Bettis, with Bettis becoming a wholly-owned subsidiary of Daniel. Bettis manufactures and sells valve actuators and controls which are used to remotely and automatically open and close quarter-turn or linear valves. Its market is any industry that uses pipes to transport liquids or gases in supply, manufacture or distribution operations. These industries include chemical and petrochemical, oil and gas transmission, refining, food and beverage, power and pulp and paper.

         Under the terms of the Agreement and Plan of Merger dated September 17,1996, Bettis stockholders will receive .58 of a share of Daniel common stock, $1.25 par value, for each share of Bettis common stock, $.01 par value, that they own, for an aggregate of 4,920,392 shares of Daniel common stock.

         A press release relating to the merger, dated December 12, 1996, is attached hereto as Exhibit 20.1 and is incorporated by reference herein.

ITEM 5. OTHER EVENTS.

         On December 13, 1996 Daniel amended its Certificate of Incorporation to increase the number of authorized shares of Daniel's common stock from 20,000,000 to 40,000,000.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)     Financial statements of businesses acquired.

                 The historical financial statements of Bettis, including annual audited balance sheets, and related statements of operations, cash flows and changes in stockholders' equity, filed as part of Daniel's Registration Statement on Form S-4 (Reg. No. 333-14635) are hereby incorporated by reference herein.

         (b) The Unaudited Pro Forma Financial Statements ("Pro Forma Statements") have accounted for the merger as a pooling of interests. Accordingly, the Pro Forma Statements have been prepared as if Daniel and Bettis were combined at the beginning of the earliest period presented.

                 The Unaudited Pro Forma Balance Sheet as of September 30, 1996 and Unaudited Pro Forma Statement of Operations for the year ended September 30, 1996 have been derived from the audited consolidated financial statements of Daniel and the unaudited consolidated financial statements of Bettis. The Unaudited Pro Forma Statements of Operations for each of the two years in the period ended September 30, 1995 and 1994 have been derived from the audited consolidated financial statements of both Daniel and Bettis.

                 As a result of differing year ends of Daniel and Bettis, results of operations for different year ends have been combined. Daniel's results of operations for years ended September 30, 1995 and 1994 have been combined with Bettis' results of operations for years ended December 31, 1995 and 1994. Daniel's results of operations for the year ended September 30, 1996 has been combined with Bettis' results of operations for the twelve months ended September 30, 1996 and accordingly, Bettis' operating results for the period October 1, 1995 through December 31, 1995 are included in the Pro Forma Statements for the years ended September 30, 1996 and 1995. Revenues, net income and net income per share of Bettis were $14,735,000, $635,000 and $.08, respectively, for the period October 1, 1995 through December 31, 1995.

                 The Pro Forma Statements are presented for illustrative purposes only and are not necessarily indicative of actual results of operations or financial position that would have been achieved had the merger been consummated at the beginning of the earliest period presented. Nor are they necessarily indicative of future results.

    (b)      Pro forma financial information continued.

                            DANIEL INDUSTRIES, INC.
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                         YEAR ENDED SEPTEMBER 30, 1996
                      (IN THOUSANDS EXCEPT PER SHARE DATA)
                                  (UNAUDITED)

                                                      Daniel         Bettis       Daniel/Bettis     Adjustments      Combined
                                                      ------         ------       -------------     -----------      --------
 Revenues . . . . . . . . . . . . . . . . . . .     $  167,475        $66,849        $234,324                         $234,324
                                                    ----------        -------        --------                        ---------

 Costs, expenses and other income:
      Cost of goods sold. . . . . . . . . . . .        105,037         44,306         149,343                          149,343
      Selling, general and administrative
         expenses . . . . . . . . . . . . . . .         48,002         15,823          63,825                           63,825
      Gain on divestitures of assets. . . . . .         (3,267)                        (3,267)                          (3,267)
      Interest expense. . . . . . . . . . . . .          2,015          1,530           3,545                            3,545
                                                    ----------       --------       ---------                        ---------
         Total cost, expenses and other income         151,787         61,659         213,446                          213,446
                                                    ----------       --------       ---------                        ---------

 Income before income tax expense . . . . . . .         15,688          5,190          20,878                           20,878

 Income tax expense . . . . . . . . . . . . . .          5,890          2,311           8,201                            8,201
                                                    ----------       --------       ---------                        ---------

 Net income . . . . . . . . . . . . . . . . . .     $    9,798       $  2,879       $  12,677                        $  12,677
                                                    ==========       ========       =========                        =========

 Earnings per common share. . . . . . . . . . .     $     0.81                                                       $    0.74
                                                    ==========                                                       =========

 Average number of shares outstanding . . . . .         12,107                                                          17,116
                                                    ==========                                                       =========



See accompanying Notes to Unaudited Pro Forma Consolidated Financial Statements

    (b)      Pro forma financial information continued.


                            DANIEL INDUSTRIES, INC.
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                         YEAR ENDED SEPTEMBER 30, 1995
                      (IN THOUSANDS EXCEPT PER SHARE DATA)
                                  (UNAUDITED)

                                                        Daniel        Bettis      Daniel/Bettis     Adjustments        Combined
                                                        ------        ------      -------------     -----------        --------
 Revenues . . . . . . . . . . . . . . . . . . . .      $ 168,560       $55,142       $223,702                          $ 223,702
                                                       ---------       -------       --------                           --------

 Costs and expenses:
      Cost of goods sold. . . . . . . . . . . . .        109,588        35,882        145,470                            145,470
      Selling, general and administrative
         expenses . . . . . . . . . . . . . . . .         51,171        14,203         65,374                             65,374
      Restructuring and other charges . . . . . .         12,330                       12,330                             12,330
      Losses on divestitures of assets. . . . . .         11,958                       11,958                             11,958
      Interest expense. . . . . . . . . . . . . .          2,028         1,094          3,122                              3,122
                                                       ---------       -------       --------                           --------
         Total cost and expenses. . . . . . . . .        187,075        51,179        238,254                            238,254
                                                       ---------       -------       --------                           --------
 Income (loss) before income tax
      expense (benefit) . . . . . . . . . . . . .        (18,515)        3,963        (14,552)                           (14,552)

 Income tax expense (benefit) . . . . . . . . . .         (5,723)        1,683         (4,040)                            (4,040)
                                                       ---------       -------       --------                           --------

 Net income (loss) . . . . . . . .  . . . . . . .      $ (12,792)      $ 2,280       $(10,512)                         $ (10,512)
                                                       =========       =======       ========                          =========

 Loss per common share  . . . . . . . . . . . . .      $   (1.06)                                                      $   (0.62)
                                                       =========                                                       =========
 Average number of shares outstanding . . . . . .         12,048                                                          16,999
                                                       =========                                                       =========


See accompanying Notes to Unaudited Pro Forma Consolidated Financial Statements

    (b)     Pro forma financial information continued.


                            DANIEL INDUSTRIES, INC.
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                         YEAR ENDED SEPTEMBER 30, 1994
                      (IN THOUSANDS EXCEPT PER SHARE DATA)
                                  (UNAUDITED)


                                                          Daniel        Bettis      Daniel/Bettis     Adjustments        Combined
                                                          ------        ------      -------------     -----------        --------
 Revenues . . . . . . . . . . . . . . . . . . . .        $203,766      $ 51,974       $255,740                           $255,740
                                                         --------      --------       --------                           --------

 Costs and expenses:
      Cost of goods sold. . . . . . . . . . . . .         138,599        33,607        172,206                            172,206
      Selling, general and administrative
         expenses . . . . . . . . . . . . . . . .          61,120        13,853         74,973                             74,973
      Interest expense. . . . . . . . . . . . . .           1,927         1,047          2,974                              2,974
                                                         --------      --------       --------                           --------
         Total cost and expenses. . . . . . . . .         201,646        48,507        250,153                            250,153
                                                         --------      --------       --------                           --------

 Income before income tax expense . . . . . . . .           2,120         3,467          5,587                              5,587

 Income tax expense . . . . . . . . . . . . . . .             796         1,400          2,196                              2,196
                                                         --------      --------       --------                           --------

 Net income . . . . . . . . . . . . . . . . . . .        $  1,324      $  2,067       $  3,391                           $  3,391
                                                         ========      ========       ========                           ========

 Earnings per common share. . . . . . . . . . . .        $    .11                                                        $    .20
                                                         ========                                                        ========

 Average number of shares outstanding . . . . . .          12,030                                                          16,949
                                                         ========                                                        ========


See accompanying Notes to Unaudited Pro Forma Consolidated Financial Statements

    (b)    Pro forma financial information continued.

                            DANIEL INDUSTRIES, INC.
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                         YEAR ENDED SEPTEMBER 30, 1996
                      (IN THOUSANDS EXCEPT PER SHARE DATA)
                                  (UNAUDITED)

                                                                                  Daniel/
                                                            Daniel    Bettis      Bettis    Adjustments   Combined
                                                            ------    ------      ------    -----------   --------

                                                             ASSETS
 Current assets:
      Cash and cash equivalents . . . . . . . . . . . .   $  7,087    $ 1,322     $  8,409               $  8,409
      Receivables, net of reserves  . . . . . . . . . .     37,031     18,706       55,737                 55,737
      Costs in excess of billings . . . . . . . . . . .      3,132                   3,132                  3,132
      Inventories . . . . . . . . . . . . . . . . . . .     38,663     19,151       57,814                 57,814
      Deferred taxes on income  . . . . . . . . . . . .      7,440                   7,440                  7,440
      Other . . . . . . . . . . . . . . . . . . . . . .      4,667      1,880        6,547                  6,547
                                                          --------    -------     --------   ---------   --------
          Total current assets  . . . . . . . . . . . .     98,020     41,059      139,079                139,079
 Property, plant and equipment, net . . . . . . . . . .     53,162     22,564       75,726                 75,726
 Intangibles and other assets . . . . . . . . . . . . .     19,390     14,574       33,964                 33,964
                                                          --------    -------     --------   ---------   --------
                                                          $170,572    $78,197     $248,769   $     -     $248,769
                                                          ========    =======     ========   =========   ========






                                            LIABILITIES AND STOCKHOLDERS' EQUITY

 Current liabilities:
      Notes payable . . . . . . . . . . . . . . . . . .   $ 13,133    $ 4,223     $ 17,356               $ 17,356
      Current maturities of long-term debt  . . . . . .      2,857      2,730        5,587                  5,587
      Accounts payable  . . . . . . . . . . . . . . . .     12,110      5,668       17,778                 17,778
      Accrued expenses  . . . . . . . . . . . . . . . .     14,967     10,973       25,940                 25,940
                                                          --------    -------     --------               --------
          Total current liabilities . . . . . . . . . .     43,067     23,594       66,661                 66,661
 Long-term debt . . . . . . . . . . . . . . . . . . . .      5,715     28,987       34,702                 34,702
 Deferred taxes on income . . . . . . . . . . . . . . .      5,994      1,988        7,982                  7,982
 Other  . . . . . . . . . . . . . . . . . . . . . . . .                   644          644                    644
                                                          --------    -------     --------               --------
          Total liabilities . . . . . . . . . . . . . .     54,776     55,213      109,989                109,989
                                                          --------    -------     --------               --------

 Stockholders' equity:
      Common stock, $1.25 par value . . . . . . . . . .     15,171                  15,171   $ 6,150  A    21,321
      Common stock, $.01 par value  . . . . . . . . . .                    85           85       (85) A
      Capital in  excess of par value . . . . . . . . .     90,966      5,777       96,743    (6,065) A    90,678
      Translation component . . . . . . . . . . . . . .     (2,222)    (1,243)      (3,465)                (3,465)
      Retained earnings . . . . . . . . . . . . . . . .     11,881     18,365       30,246                 30,246
                                                          --------    -------     --------    --------   --------
                  Total stockholders' equity  . . . . .    115,796     22,984      138,780                138,780
                                                          --------    -------     --------    --------   --------
                                                          $170,572    $78,197     $248,769   $   -       $248,769
                                                          ========    =======     ========    ========   ========

See accompanying Notes to Unaudited Pro Forma Consolidated Financial Statements

         (b)     Pro forma financial information continued.

                 NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS

                 PRO FORMA ADJUSTMENTS

                 (A) To give effect to the anticipated issuance of 4,920,392 shares of Daniel common stock and to the retirement of the Bettis common stock, based upon the exchange ratio of .58.

                 There were no material transactions between Daniel and Bettis during the periods presented.

                 PRO FORMA EARNINGS (LOSS) PER SHARE

                 The pro forma average common shares outstanding have been computed by adjusting the historical average outstanding common shares of Daniel for the shares assumed to be issued in exchange for the outstanding Bettis common shares and for the dilutive effect of common stock equivalents arising from the assumption of the Bettis options.

         (c)     Exhibits.

                 2.1 Agreement and Plan of Merger dated September 17, 1996, by and among Daniel, Blue Acquisition Inc. and Bettis filed as Exhibit 2.1 to Daniel's Registration Statement on Form S-4 (Reg. No. 333-14635) and hereby incorporated by reference herein.

                 4.1 Amendment to Certificate of Incorporation of Daniel dated December 13, 1996.

                20.1 Joint press release of Daniel and Bettis dated December 12, 1996.

                23.1      Consent of Coopers & Lybrand L.L.P.

ITEM 8.  CHANGE IN FISCAL YEAR.

         On December 12, 1996 the Board of Directors of Daniel approved a change in Daniel's fiscal year to December 31. A Quarterly Report on Form 10-Q for the quarter ending December 31, 1996 will be filed for the transition period.

                                   SIGNATURES



    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        DANIEL INDUSTRIES, INC.



Date:   December 18, 1996               By:  /s/ James M. Tidwell
                                           ---------------------------------
                                           James M. Tidwell
                                           Vice President, Finance
                                           and Chief Financial Officer

                              INDEX TO EXHIBITS



Exhibit
Number                        Description
-------                       -----------

  2.1 Agreement and Plan of Merger dated September 17, 1996, by and among Daniel, Blue Acquisition Inc. and Bettis filed as Exhibit 2.1 to Daniel's Registration Statement on Form S-4 (Reg. No. 333-14635) and hereby incorporated by reference herein.

  4.1 Amendment to Certificate of Incorporation of Daniel dated December 13, 1996.

 20.1         Joint press release of Daniel and Bettis dated
              December 12, 1996.

 23.1         Consent of Coopers & Lybrand L.L.P.